Fiscal 2015 Third Quarter Supplemental Presentation Materials Donald Nolan, President & CEO Martha Fusco, Interim CFO, VP Finance & Corporate Controller May 5, 2015 Exhibit 99.2

Safe Harbor Statement Certain statements in this presentation may be forward-looking in nature, or "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are statements that do not relate strictly to historical or current facts. For example, statements about the timing of consummation of the transaction, statements about Kennametal's outlook for earnings, and expectations regarding future growth are forward-looking statements. Any forward- looking statements are based on current knowledge, expectations and estimates that involve inherent risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, our actual results could vary materially from our current expectations. There are a number of factors that could cause our actual results to differ from those indicated in the forward-looking statements. They include: the failure of any conditions to consummation of the transaction not being satisfied or waived, economic recession; availability and cost of the raw materials we use to manufacture our products; our foreign operations and international markets, such as currency exchange rates, different regulatory environments, trade barriers, exchange controls, and social and political instability; changes in the regulatory environment in which we operate, including environmental, health and safety regulations; our ability to protect and defend our intellectual property; competition; our ability to retain our management and employees; demands on management resources; demand for and market acceptance of our products; potential claims relating to our products; integrating acquisitions and achieving the expected savings and synergies; business divestitures; and implementation of environmental remediation matters. Many of these risks are more fully described in Kennametal's latest annual report on Form 10-K and its other periodic filings with the Securities and Exchange Commission. We undertake no obligation to release publicly any revisions to forward-looking statements as a result of future events or developments. This presentation includes certain non-GAAP financial measures as defined by SEC rules. As required by Regulation G, we have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available on our website at www.kennametal.com. Once on the homepage, select “Investor Relations” and then “Events.” © 2015 Kennametal Inc. l All rights reserved. l 1

Key Initiatives – Update Actions to drive improved performance and more effective capital deployment: • Launching Phase 3 restructuring initiative – Identified additional $25-$30M in cost savings – Expect to complete by March 2017 • Total annualized restructuring savings of $115-$135M • Portfolio management review – Potential to divest $150-$400M in annual sales • Manufacturing footprint reduction of 20-25% over several years © 2015 Kennametal Inc. l All rights reserved. l 2

Capital Allocation • Prioritize capital investments to drive margin enhancement • Remain balanced in returning cash to shareholders – Dividends – Share repurchases, over the longer-term • Debt reduction of $158M FY15 to-date; committed to maintaining investment-grade ratings • Doesn’t make sense to consider acquisitions – Better investment opportunities in core businesses © 2015 Kennametal Inc. l All rights reserved. l 3

March Quarter Financial Update (on an adjusted basis, in USD-000s, except percentages and per share amounts) Restructuring and Related Charges and Savings (Pre-Tax) Estimated Charges Charges To Date Estimated Annualized Savings Savings To Date Expected Completion Date Phase 1 $55M-$60M $44M $50M-$55M $20M 6/30/2016 Phase 2 $90M-$100M $12M $40M-$50M $1M 12/31/2016 Phase 3 $40M-$45M — $25M-$30M — 3/31/2017 Total $185M-$205M $56M $115M-$135M $21M December Quarter March Quarter December 31, 2014 Valuation 376,500$ 6,800$ March 31, 2015 Valuation - 152,900 Total 376,500$ 159,700$ Infrastructure Goodwill and Other Intangible Asset Impairment: Consolidated Results March 2015 March 2014 Segment Results Industrial Infrastructure Sales 638,970$ 755,242$ Sales 354,810$ 284,160$ Organic -9% N/A Organic -2% -16% FX -6% N/A FX -8% -4% Divestiture - N/A Divestiture -1% - Gross Profit Margin % 31.3% 32.7% Sales by Region: Operating Expense 137,367$ 150,052$ Americas -4% -18% as a % of Sales 21.5% 19.9% Europe -6% -11% Operating Income 56,037$ 89,776$ Asia 12% -15% Operating Margin 8.8% 11.9% Approximate Sales by End Markets: Effective Tax Rate 23.1% 24.1% Transportation 2% N/A Earnings per Diluted Share 0.46$ 0.75$ General Engineering -1% N/A Free Operating Cash Flow 143,256$ 68,209$ Aerospace & Defense -6% N/A Energy N/A -23% Earthworks N/A -15% Operating Income 43,984$ 14,087$ Operating Margin 12.4% 5.0% © 2015 Kennametal Inc. l All rights reserved. l 4

Outlook • FY15 debt reduction of $250M - $300M o Utilizing Q4 cash redeployment • Maintain $2.00 mid-point guidance o Organic declines offset by accelerated restructuring and additional cost actions Total Sales (7%) - (8%) Organic Sales (5%) - (6%) Effective Tax Rate (excluding special charges) 22% - 23% Adjusted EPS $1.95 - $2.05 Cash from Operating Activities $295M - $320M Net Capital Expenditures $115M - $120M Free Operating Cash Flow $180M - $200M Outlook Fiscal 2015 © 2015 Kennametal Inc. l All rights reserved. l 5